Exhibit 32.1

[LOGO OF DSG INTERNATIONAL]

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DSG International Limited (the “Company”) on Form 6-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brandon Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes–Oxley Act of 2002, that: to the best of my knowledge, the Quarterly Report of the Company on Form 6-K for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

August 29, 2003

/s/ BRANDON WANG
Brandon Wang Chief Executive Officer